UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 14, 2011
Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 225-5111
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events.
Stanley Black & Decker, Inc. (the “Company”) is filing this Current Report on Form 8-K (“Form 8-K”) to update certain financial information in its Annual Report on Form 10-K for the fiscal year ended January 1, 2011 filed on February 18, 2011(“Form 10-K”). The update pertains to the realignment of certain segment net sales and segment profit from the Construction and Do-it Yourself (“CDIY”) segment to the Industrial segment to align the reporting with the current management of certain industrial end customers to be comparable with the current year presentation. Accordingly, segment net sales and segment profit have been adjusted between the CDIY and Industrial segments. Additionally the associated goodwill of each segment was reclassified between segments to reflect the change. There is no impact to the consolidated financial statements of the Company as a result of this segment realignment.
This Form 8-K presents disclosures updated from the Company’s originally filed Form 10-K to reflect the realignment of these segments for all periods presented. The updates to the Form 10-K, as set forth in this Form 8-K, for this realignment are consistent with the presentation in the Company’s quarterly Report on Form 10-Q for each quarterly period in the current fiscal year. The sections of the Form 10-K affected by these changes are Items 7 and 8.
Further, certain disclosures contained in Items 7 and 8 of the Form 10-K have been enhanced pursuant to certain comments contained in a Securities and Exchange Commission comment letter the Company received on April 4, 2011. Additionally, the Company has reclassified certain amounts as discussed in Note U to the consolidated financial statements, which had no impact on the net assets of the entities.
All such updated and enhanced items of the Form 10-K are set forth in their entirety in Exhibits 99.1 through 99.3 hereto, and are incorporated by reference herein.
We have not updated or enhanced any other disclosures presented in our Form 10-K. All other information is presented as of the original filing date and has not been updated in this Form 8-K. Without limitation of the foregoing, this Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the Securities and Exchange Commission. This Form 8-K should be read in conjunction with the Form 10-K and the Company’s other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of the Company that may have been reported since the filing of the Form 10-K.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
See Exhibit Index.

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.
November 14, 2011	By:	/s/ Donald Allan, Jr.
		Name:	Donald Allan, Jr.
		Title:	Senior Vice President and Chief Financial Officer

3

\
Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Financial Statements and Supplementary Data

99.3	Financial Statements and Financial Statement Schedule

4